Exhibit 99.2

Third Quarter Fiscal 2009
Earnings Conference Call

November 2, 2009

Forward-Looking Statements

This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, estimated TCE rates achieved for the fourth quarter of 2009 and estimated TCE rates for 2010, projected scheduled drydock and off hire days for the fourth quarter of 2009, expected cash generated from operations for the balance of 2009, and 2010 and 2011, projected locked-in charter revenue and locked-in time charter days, forecasted 2009 vessel expenses, charter hire expenses, depreciation and amortization, general and administrative expenses, and levels of equity income, other income, taxes and capital expenditures, timely delivery of newbuildings in accordance with contractual terms, OSG’s intention to tender for the outstanding common units of OSG America, payment of the OSG annual dividend, prospects of OSG’s strategy of being a market leader in the segments in which it competes and the forecast of world economic activity and oil demand.  These statements are based on certain assumptions made by OSG management based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances.  Forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond the control of OSG, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements.  Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company’s Annual Report for
2008 on Form 10-K and those risks discussed in the other reports OSG files with the Securities and Exchange Commission.

3Q 2009 / YTD Financial Highlights

$56K

$14K

Suezmax

3Q08

3Q09

$31K

$12K

Handysize

$39K

$14K

Panamax

$41K

$15K

LR1

$53K

$9K

Aframax1

$113K

$23K

VLCC

Results down significantly:  It was a very tough
tanker market

TCE revenues of $207M down 52% QoQ; YTD
down 37% to $748M

EBITDA totaled $30M; YTD $250M

Net loss was $20M; YTD net income was $93M

Loss per share $0.73; YTD EPS was $3.47

Excluding special items 3Q loss per share was
$0.98

While financial results were disappointing on
an absolute basis, we commercially
outperformed average rates on a relative basis

Fixed rate business in Products, Panamax and
Aframax classes, international Lightering and
FFAs enhance commercial performance

Average TCE Spot Rates/Day

$56K

$14K

Suezmax

3Q08

3Q09

$25K

$17K

Handysize

$34K

$19K

Panamax

$30K

$15K

LR1

$40K

$16K

Aframax2

$104K

$34K

VLCC

Blended Average Daily TCE Rates/Day

1 Excludes Lightering 2 Includes Lightering

Quarterly Updates

Continued focus on global cost cutting efforts

Tight management of discretionary spend and headcount replacements continues

YTD G&A declined 19%; expect to meet or exceed annual guidance

Programs under evaluation to take an additional $5-10M in the next two years

Ongoing management of our orderbook

$181M paid during Q309 toward new vessels and orderbook modifications

$495M of commitments can be met with cash from operations and current credit availability

$118M in Q409, $219M in 2010 and $158M in 2011

New financing secured:  $389M with The Export-Import Bank of China
(CEXIM)

OSG is first U.S. company to receive CEXIM financing

Maturity profile extended

$299M drawdown during quarter

Outperforming in Tough Markets

In trough markets like today, OSG outperforms

OSG’s laden-to-ballast ratio

More cargo contracts than any competitor

VLCC (Tankers International)                              62%                       59%

Suezmax (Suezmax International)                  57%                       57%

Aframax (Aframax International)                       63%                      62%

Panamax (Panamax International)               61%                       60%

MR (Clean Products International)                71%                       73%

Q3YTD

Q2YTD

Scale

Cargo Systems

Higher

Utilization

=

Scale

Cargo Systems

Cargo Systems

Higher

Utilization

=

Triangulation

OSG Spot Rates	Average Rates	Outperformance
VLCC (Tankers International)	Q1	47,228	40,400	6,828
	Q2	32,020	13,300	18,720
	Q3	22,977	7,200	15,777
	Q4 (QTD)	20,000	9,100	10,900
Suezmax (Suezmax International)	Q1	40,054	37,500	2,554
	Q2	23,847	17,700	6,147
	Q3	14,000	9,500	4,500
	Q4 (QTD)	20,000	12,200	7,800
Aframax (Aframax International)	Q1	28,449	24,200	4,249
	Q2	16,757	9,200	7,557
	Q3	9,266	3,500	5,766
	Q4 (QTD)	10,000	5,400	4,600
Panamax (Panamax International)	Q1	27,318	21,300	6,018
	Q2	18,776	13,900	4,876
	Q3	14,298	8,500	5,798
	Q4 (QTD)	15,500	8,300	7,200
MRs (Clean Products International)	Q1	22,359	11,000	11,359
	Q2	16,715	6,800	9,915
	Q3	11,766	3,000	8,766
	Q4 (QTD)	11,500	2,100	9,400

OSG

Page 6

Outperforming in Tough Markets

See appendix for source data

In daily rates per day

3Q09 Key Takeaways

Strength of OSG’s financial condition and business model positions us well as we manage through this downturn

Cash and short-term deposits UP $62M to $633M from $571M at June 30, 2009

Total credit availability UP $100m to $1.2B from $1.1B at June 30, 2009

Liquidity is UP $100M to $1.9B from $1.8B at June 30, 2009

Since Q209, commitments on construction contracts DOWN by $140M to $495M

Current $1.75 annual dividend is sustainable given the strength of OSG’s financial position

Near-term priorities

Update on proposed tender offer for OSG America L.P.

Continued focus on cost management

Close oversight of key projects

Conservative financial management

Customer relations

OSG is well-positioned to thrive when rates rebound

Financial Review

Myles Itkin, CFO

(In thousands, except EPS)	Q309	Q308
Shipping Revenues	$243,576	$472,672
Voyage expenses	36,278	37,938
TCE Revenues	207,298	434,734
Vessel expenses	66,673	79,395
Charter hire expenses[1]	93,505	115,271
Depreciation and amortization	40,977	46,436
General and administrative	28,313	32,430
Shipyard contract termination costs	(5,141)	-
(Gain) / loss on disposal of vessels	(830)	(31,517)
	223,497	242,015
Income / (Loss) from Vessel Operations	(16,199)	192,719
Equity in income of affiliated companies	2,480	3,574
Operating Income / (Loss)	(13,719)	196,293
Other income	873	10,491
Interest expense	(10,933)	(12,295)
Credit for federal income taxes	1,850	1,071
Net Income / (loss)	(21,929)	195,560
Less noncontrolling interest	(2,305)	2,280
Net Income / (Loss) Attributable to OSG	($19,624)	$197,840
Diluted EPS	($0.73)	$6.69
Diluted shares outstanding	26,865	29,572
EBITDA	$30,436	$255,500
Diluted EPS	($0.73)	$6.69
Total EPS (diluted) impact	($0.25)	($2.22)
Adjusted Diluted EPS	($0.98)	$4.47
Operating Days	9,689	10,359
Revenue Days	9,238	9,972

OSG
Page 9

Financial Review – Income Statement

Decreased principally from lower profit share

Eliminated subsidy to DHT; redelivery of 13 single hull
MRs; and lay up of 4 U.S. Flag vessels

Further reduction in estimated Bender shipyard
termination costs

$13.9M deferred gain recognized due to the cancellation
of a time charter-in for a VLCC, the Samho Crown, offset
by $12.5M impairment charge on 2 U.S. Flag tankers

Q308 included $9M in gains related to FFA positions

Loss attributable primarily to impairment of 2 U.S. Flag
tankers

Increase in tax credit reflects impact of settlement of IRS
tax audit inherited from the Maritrans acquisition; resulting in reduction of reserves

(In thousands)	As of Sep. 30, 2009	As of Dec. 31, 2008
ASSETS		
Cash and cash equivalents	$583,170	$343,609
Short term investments	50,000	-
Voyage receivables	143,081	219,500
Other receivables	66,364	64,773
Inventories, prepaid expenses and other current assets	82,890	50,407
Total Current Assets	925,505	678,289
Capital Construction Fund	40,679	48,681
Restricted cash	7,945	-
Vessels and other property, less accum. depr.	2,738,320	2,683,147
Vessels under capital leases, less accum. depr.	-	1,101
Vessels held for sale	-	53,975
Deferred drydock expenditures, net	63,386	79,837
Total vessels, deferred drydock and other property	2,801,706	2,818,060
Investments in affiliated companies	155,345	98,620
Intangible assets, less accumulated amortization	100,962	106,585
Goodwill	9,589	9,589
Other assets	45,362	130,237
Total Assets	$4,087,093	$3,890,061
LIABILITIES		
Total current liabilities	$192,040	$194,938
Long-term debt	1,592,598	1,396,135
Deferred gain on sale and leaseback of vessels	93,152	143,948
Deferred federal income taxes and other liabilities	264,188	330,407
Total Equity	1,945,115	1,824,633
Total Liabilities and Equity	$4,087,093	$3,890,061

USG

Page 10

Financial Review – Balance Sheet

Impacted by $301M in proceeds from asset sales and $299M
from issuance of debt, offset by $363M in expenditures for
vessels and $132M in debt repayments and dividend payments.

Includes $29M in derivative contracts in a gain position and $4M in collateral deposits related to derivative positions

Results principally from $34M scheduled amortization offset by
$25M new drydock costs

Reflects increase of $50M due to mark-to-market movements on interest rate swaps held by JVs

Included $69M in collateral deposits on derivative positions that offset positions classified in long-term liabilities

Reflects $299M increase due to borrowing under CEXIM credit
facility offset by debt repayments of $97M

Funds on time deposit for > 90 days to take advantage of higher yields for longer maturities

Cash collateral required on CEXIM loan-to-value covenant

Includes reduction of $16.6M due to terminated Samho Crown
sale/leaseback transaction

Appendix

(in thousands, except EPS)	Three Months Ended				Nine Months Ended			
	Sep. 30, 2009		Sep. 30, 2008		Sep. 30, 2009		Sep. 2008	
	$	$ Per Share	$	$ Per Share	$	$ Per Share	$	$ Per Share
Gain on sales of vessels	$13,330 [1]	$0.50	$55,360	$1.87	$140,785 [1]	$5.24	$79,051	$2.58
Gain / (loss) on other investments	-	-	-	-	(3,283)	(0.12)	-	-
Costs associated with OSP tender	(1,412) [1]	(0.05)	-		(1,412) [1]	(0.05)	-	-
Vessel impairment charge	(9,637) [1]	(0.36)	(19,110)	(0.42)	(9,637) [1]	(0.36)	(19,110) [1]	(0.41)
Shipyard contract termination costs	5,141	0.19	-		(27,074)	(1.01)	-	-
Redemption on 8.25% Senior Notes	-	-	-	-	-	-	(9,415)	(0.20)
Unrealized derivative activity	(701)	(0.03)	23,348	0.77	1,168	0.04	(6,152)	(0.20)
Total	**$6,721**	**$0.25**	$59,598	**$2.22**	**$100,547**	**$3.74**	**$44,374**	**$1.77**
Reported Net Income (loss) attributable to OSG / EPS	($19,624)	($0.73)	$197,840	$6.69	$93,332	$3.47	$397,210	$12.99
Adjusted Net Income (loss) attributable to OSG / EPS	**($26,345)**	**($0.98)**	**$132,129** [2]	**$4.47**	**($7,215)**	**($0.27)**	**$343,110** [2]	**$11.22**
Diluted shares outstanding		**26,865**		**29,572**		**26,871**		**30,573**

[1] These amounts are shown net of minority interest

[2] Not the sum of reported net income (loss) plus special items due to taxes in 2008 periods

	Three Months Ended Sep. 30,		Nine Months Ended Sep. 30,	
$ in thousands	2009	2008	2009	2008
Time charter equivalent revenues	$207,298	$434,734	$748,472	$1,196,682
Add: Voyage expenses	36,278	37,938	102,564	114,890
Shipping Revenues	$243,576	$472,672	$851,036	$1,311,572

OSG

Page 12

Reconciling Items and Other Information

Set forth below are significant items of income and expense that affected the Company’s results for the three and nine months ended September 30,
2009, all of which are typically excluded by securities analysts in their published estimates of the Company’s financial results

Special Items Affecting Net Income/(Loss)

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter.  Time charter equivalent revenues, a non-
GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists
Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

TCE Revenues

$ in thousands	Three Months Ended Sep. 30, 2009	Three Months Ended Sep. 30, 2008	Nine Months Ended Sep. 30, 2009	Nine Months Ended Sep. 30, 2008
Net income / (loss) attributable to OSG	($19,624)	$197,840	$93,332	$397,210
Credit for income taxes	(1,850)	(1,071)	(6,153)	(1,842)
Interest expense	10,933	12,295	33,208	47,849
Depreciation and amortization	40,977	46,436	129,748	141,342
EBITDA	$30,436	$255,500	$250,135	$584,559

OSG Page 13

Reconciling Items and Other Information (continued)

EBITDA represents operating earnings excluding net income attributable to the noncontrolling interest, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods.  EBITDA should not be considered a substitute for net income / (loss)
attributable to the Company or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity.  While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

EBITDA

Spot rates in Q109, Q209, Q309 and Q4-to-date are reported in the Company’s quarterly earnings press releases in each respective quarter. Q4-to-date are reported in the Q309 earnings press release.

Average rates are sourced from OSG’s Form 10-Qs and assume a 50-50 ballast-to-laden voyage blending rates that prevailed in markets in which the Company’s vessels operate.  VLCCs are based on 60% AG-East and 40% AG-West;
Suezmaxes W. Africa to USG; Aframaxes Caribbean to USG and USAC; Panamaxes based on 50% Carib-USG /
USAC and 50% Ecuador to USWC; MRs based on 60% trans-Atlantic and 40% Caribbean to USAC

Spot and Average Rates Used on Slide 6

2009 Guidance

Estimated vessel expenses (updated from $290M to $310M due to OPEX control measures)

$280M to $300M

Time and bareboat charter hire expenses (no change)

$400M to $420M

Depreciation and Amortization (updated from $175M to $195M due to the timing of drydocks (and management thereof)
and reduced depreciation resulting from changes to delivery schedules and the 3Q09 impairment of 2 U.S. Flag vessels)

$165M to $185M

G&A (no change, includes assumed tender-related expenses of $4M)

$120M to $125M

Equity income of affiliated companies (updated from $12M to $16M due to the delayed startup of the  FSO project )

$17M to $11M

Interest expense (no change to interest expense, CEXIM financing incorporated in 3Q guidance update)

Interest expense approx. $40M to $50M

Capital expenditures (updated to reflect nine months of 2009 and timing changes in drydocks)

$29M in drydock costs (Q4 $4M)

$487M newbuild progress payments, vessel improvements and capitalized interest (Q4 $124M)

Crude (52)
25
22
5
Products (43)
12
18
9
4
U.S. (28)
14
7
2
5
Gas/Other (6)
5
1

OSG
Page 15

Owned

Chartered-in

Owned

Chartered-in

103 OPERATING

26   NEWBUILD/
CONVERSIONS

56

47

16

10

As of October 31, 2009

Fleet Snapshot

Note:  2 U.S. Flag ships are in lay up

Owned			Chartered-in			
	Crude/FSO	Product	U.S. Flag	Crude	Product	U.S. Flag	Total
2009							
Q4	1	1	1	-	-	1	4
Total	*1*	1	*1*	-	-	*1*	*4*
2010							
Q1	2	1	-	-	-	1	4
Q2	-	1	-	-	-	1	2
Q3	-	-	1	-	1	-	2
Q4	-	1	-	-	1	1	3
Total	*2*	3	*1*	-	*2*	3	*11*
2011							
Q1	-	-	-	-	2	1	3
Q2	1	4	-	-	-	-	5
Q3	-	1	-	-	1	-	2
Q4	1	-	-	-	-	-	1
Total	*2*	5	-	-	3	*1*	*11*
TOTAL	5	9	2	-	5	5	26

OSG

Page 16

Vessel Delivery Schedule

As of October 31, 2009

OSG’s newbuild program totals
16 owned and 10 chartered-in vessels
delivering through 2011

An excel spreadsheet of OSG’s full fleet can be found on www.osg.com.
The Q3 2011 chartered-in newbuild is a chemical carrier

($ in thousands)	Crude	Product	U.S. Flag	Total
Base charter hire	$57,253	$26,653	$14,522	**$98,428**
Profit share	209	(256)	0	**(47)**
Amortization of deferred gain	(10,487)	(811)	0	**(11,298)**
Other	41	63	1,967	**2,071**
Spot charter lightering	4,351	0	0	**4,351**
Charter Hire Expense	**$51,367**	**$25,649**	**$16,489**	**$93,505**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$25,415	$6,057	$14,271	$2,106	$9,404	$57,253
Profit share	(189)	(38)	7	0	429	209
Amortization of deferred gain	(7,413)	0	(2,310)	115	(879)	(10,487)
Other	0	0	41	0	0	41
Spot charter lightering	0	0	0	0	4,351	4,351
Charter Hire Expense	$17,813	$6,019	$12,009	$2,221	$13,305	$51,367

OSG Page 17

Charter Hire Expense by Segment

For the Quarter Ended September 30, 2009

Time Charter	Pool Charters	Total
2009	$75,880	$3,861	$79,741
2010	252,679	8,964	261,643
2011	199,143	-	199,143
2012	140,822	-	140,822
2013 and thereafter	191,056	-	191,056
Total	$859,580	$12,825	$872,405
% of Total	99%	1%	100%

	U.S.	Product	Crude	Other	Total
2009	$43,951	$21,829	$8,122	$1,978	$75,880
2010	169,114	63,748	12,292	7,525	252,679
2011	169,186	13,751	8,359	7,847	199,143
2012	134,264	-	-	6,558	140,822
2013 and thereafter	191,056	-	-	-	191,056
Total	$707,571	$99,328	$28,773	$23,908	$859,580
% of Total	82%	12%	3%	3%	100%

	U.S.	Product	Crude	Other	Total
2009	1,073	1,012	318	92	2,495
2010	3,589	2,928	527	350	7,394
2011	3,181	625	349	365	4,520
2012	2,412	-	-	305	2,717
2013 and thereafter	3,151	-	-	-	3,151
Total	13,406	4,565	1,194	1,112	20,277
% of Total	66%	23%	6%	5%	100%

OSG Page 18

Future Revenue $/Days by Segment

Locked-in Time Charter
Days by Segment

Locked-in Time Charter
Revenue by Segment

Locked-in
Charter Revenue

www.osg.com